UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2023

Woodbridge Liquidation Trust
(Exact name of registrant as specified in its charter)

Delaware	No. 000-56115	36-7730868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

201 N. Brand Blvd., Suite M Glendale, California	91203
(Address of principal executive offices)	(Zip Code)

(310) 765-1550
  (Registrant’s telephone number, including area code)

  N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement

On April 28, 2023, the registrant, as sole member of its subsidiary Woodbridge Wind-Down Entity LLC (the “Wind-Down Entity”), entered into a Third Amendment to Limited Liability Company Agreement of the Wind-Down Entity (the “LLC Agreement Amendment”).

Pursuant to the LLC Agreement Amendment, the Board of Managers of the Wind-Down Entity was reduced from two natural persons to one natural person effective upon the resignation of Richard Nevins on April 29, 2023.  Following Mr. Nevins resignation, M. Freddie Reiss became the sole member of the Board of Managers.

Pursuant to the LLC Agreement Amendment, the members of the Board of Managers of the Wind-Down Entity became entitled to receive $10,000 per month per manager for each calendar month of service only through the end of April 2023 and ceased to be entitled to receive compensation after the end of April 2023.  Under the LLC Agreement Amendment, the members of the Wind-Down Entity continue to be entitled to reimbursement for actual, reasonable, and documented out-of-pocket costs and expenses related to their service as managers.

The foregoing description of the LLC Agreement Amendment is not intended to be a complete summary of such agreement, and such description is qualified in its entirety by reference to the LLC Agreement Amendment filed herewith as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 28, 2023, Richard Nevins tendered his resignation as a member of the Board of Managers and will be resigning as a member of the Board of Managers of the Wind-Down Entity and each of its direct and indirect subsidiaries effective April 29, 2023.

As discussed in Item 1.01, pursuant to the terms of the LLC Agreement Amendment, the members of the Board of Managers of the Wind-Down Entity, including Mr. Nevins, became entitled to receive their monthly compensation of $10,000 per month per manager only through the end of April 2023 and ceased to be entitled to receive compensation after the end of April 2023.

Item 9.01

(d)          Exhibits

10.1	Third Amendment to Limited Liability Company Agreement of Woodbridge Wind-Down Entity LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 1, 2023	Woodbridge Liquidation Trust

	By:	/s/ Michael I. Goldberg
Michael I. Goldberg,
Liquidation Trustee